SUMMARY PROSPECTUS
October 1, 2023
DJ Brookfield Global Infrastructure ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2023, and Statement of Additional Information, dated October 1, 2023, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares DJ Brookfield Global Infrastructure ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.46%
1
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the annual report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. The Index is comprised of constituents with more than 70% of estimated cash flows (based on publicly available information) derived from pure-play infrastructure assets. Current index constituents meeting all other eligibility requirements will remain eligible for index inclusion if at least 60% of estimated cash flows are derived from pure-play infrastructure assets. Cash flows from pure-play infrastructure assets include those from the following: airports; toll roads; ports; communications (exclusive of cash flow from telecom services); electricity transmission & distribution; oil & gas storage & transportation; water; or diversified (multiple infrastructure assets). Additionally, companies must have a developed market listing and meet minimum market capitalization and trading value requirements. Index weights are based on a float adjusted market capitalization methodology subject to stock, country, industry, and legal structure constraints. The Index caps country weights at 50%. Consequently, 50% or more of the constituents of the Index will be located outside the United States. The Index is rebalanced semi-annually in June and December and reweighted on quarterly basis in March, June, September, and December. The Index is published under the Bloomberg ticker symbol “DJBGICUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
•Equity Securities — Common stock issued by U.S. and foreign public companies, including Master Limited Partnerships (“MLPs”), which are commonly taxed as partnerships and publicly traded on national securities exchanges. The Fund generally does not intend to invest more than 25% of its total assets in MLPs.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component

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securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
•Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of risks, including: high interest costs in connection with capital construction programs; high degrees of leverage; economic slowdowns; surplus capacity; difficulty in raising capital; costs associated with changes in government regulations or policies; adverse changes in tax laws; increased competition from other service providers; evolving technological developments; environmental problems; labor relations tensions; and corruption in publicly funded projects.
•Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.
•Master Limited Partnership Risk — The Fund may invest in MLPs, which are commonly taxed as partnerships and publicly traded on national securities exchanges. Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes. Changes in U.S. tax laws could revoke the pass-through attributes that provide the potential tax efficiencies that may make MLPs attractive investment structures.
•Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
•Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
•Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
•Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2023, the Index had a significant portion of its value in issuers in the energy and utilities industry groups.
○Energy Industry Risk — Companies in this industry may experience: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; and market, economic and political risks of the

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countries where energy companies are located or do business. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
○Utilities Industry Risk — Companies in this sector may be affected by: review and limitation of rates by governmental regulatory commissions, and increased competition as a result of deregulation.
•Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2023, the Index had a significant portion of its value in issuers in Canada.
○Canadian Investments Risk — Investments in securities of issuers in Canada include risks such as, regulatory, political, currency, security and economic risk specific to Canada. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the U.S. and China. Canada is also a large supplier of natural resources such as oil, natural gas, timber, and agricultural products and its economy is sensitive to changes in commodity prices.
•Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
•Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
•Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the
Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	3/31/2019	):	15.81%
Worst Quarter	(ended	3/31/2020	):	-24.05%
Year-to-Date	(ended	6/30/2023	):	2.74%
Average Annual Total Returns
As of December 31, 2022
	One Year	Five Years	Since Inception	Inception Date
Before Tax	-4.50%	4.05%	4.59%	3/25/2014
After Taxes on Distributions	-5.34%	3.14%	3.72%	—
After Taxes on Distributions and Sale of Shares	-2.36%	2.97%	3.43%	—
Dow Jones Brookfield Global Infrastructure Composite Index[1]	-4.91%	3.66%	4.24%	—
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that reflect the reduction of withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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